Exhibit 99.1

Sow Good Reports First Quarter 2025 Results

IRVING, TEXAS, May 14, 2025 – Sow Good Inc. (Nasdaq: SOWG) (“Sow Good” or “the Company”), a trailblazer in the freeze-dried dried candy and treat industry, is reporting financial and operating results for the three months ended March 31, 2025.

“We’re encouraged by the progress we made in the first quarter of 2025, particularly the successful everyday launches at Winn-Dixie, Ace Hardware, and Orville Hardware, as well as Holiday launches at Albertsons” said Claudia Goldfarb, CEO of Sow Good.

“While there’s more work ahead, Q1 demonstrated meaningful improvement across key areas, including operational execution and retail expansion. The strategic actions we took last year to streamline operations and enhance agility are gaining traction, and we’re seeing renewed consumer enthusiasm for our freeze-dried candy line.

“To reinforce our confidence in the path forward, we’ve taken proactive steps to strengthen our near-term liquidity. This includes entering into note exchange agreements with existing debt holders—extending upcoming maturities by five years and incorporating select conversion and redemption features. These extensions reflect a shared belief in our long-term strategy and the durability of the business we’re building.

“As competition in the category intensifies, we remain focused on disciplined, high-impact growth—broadening our retail footprint, increasing manufacturing efficiency, and preparing for the launch of new products that build on our core strengths in innovation, quality, and execution. We’re moving in the right direction and remain fully committed to building a category-defining brand that delivers lasting value.”

First Quarter 2025 Highlights

•	Revenue in the first quarter of 2025 was $2.5 million compared to $11.4 million for the same period in 2024. The decrease reflects softening demand due in large part to increased competitive pressure.

•

Gross profit in the first quarter of 2025 was $1.1 million compared to $4.6 million in the previous year’s quarter. Gross margin was 45% in the first quarter of 2025 compared to 41% in the prior year period. The increase was primarily due to lower cost of goods sold as a percentage of sales.

•

Operating expenses in the first quarter of 2025 were $3.5 million compared to $3.7 million for the same period in 2024. The decrease was largely due to lower bonus compensation as well as decreased legal service expenses.

•

Net loss in the first quarter of 2025 was $2.6 million, or $(0.23) per basic and diluted share, compared to net income of $0.5 million, or $0.06 per diluted share, for the same period in 2024. The decrease is primarily due to lower gross profit, partially offset by lower operating expenses.

•

Adjusted EBITDA (a non-GAAP financial measure defined and reconciled herein) in the first quarter of 2025 was $(0.8) million compared to $2.5 million for the same period in 2024. For a reconciliation of Adjusted EBITDA to the nearest comparable GAAP metric, net income, please see the tables below.

Exhibit 99.1

•	Cash and cash equivalents were $1.6 million at March 31, 2025, compared to $3.7 million at December 31, 2024

Conference Call

Sow Good will conduct a conference call today at 10:00 A.M. Eastern time to discuss its results for the three months ended March 31, 2025.

Date: Wednesday, May 14, 2025

Time: 10:00 a.m. Eastern time

Registration Link: https://register-conf.media-server.com/register/BI2326bc9791cc4ae6bb056740961fd547

To access the call by phone, please register via the registration link above and you will be provided with dial-in instructions and details. If you have any difficulty connecting with the conference call, please contact Gateway Group at 1-949-574-3860.

The conference call will be broadcast live and available for replay here and on the Company’s website at www.sowginc.com.

About Sow Good Inc.

Sow Good Inc. is a trailblazing U.S.-based freeze dried candy and snack manufacturer dedicated to providing consumers with innovative and explosively flavorful freeze dried treats. Sow Good has harnessed the power of our proprietary freeze-drying technology and product-specialized manufacturing facility to transform traditional candy into a novel and exciting everyday confectionaries subcategory that we call freeze dried candy. Sow Good is dedicated to building a company that creates good experiences for our customers and growth for our investors and employees through our core pillars: (i) innovation; (ii) scalability; (iii) manufacturing excellence; (iv) meaningful employment opportunities; and (v) food quality standards.

Non-GAAP Financial Measures

This press release contains “non-GAAP financial measures” that are financial measures that either exclude or include amounts that are not excluded or included in the most directly comparable measures calculated and presented in accordance with GAAP. Specifically, we make use of the non-GAAP financial measure “Adjusted EBITDA.” Adjusted EBITDA has been presented in this press release as a supplemental measure of financial performance that is not required by, or presented in accordance with, GAAP. Adjusted EBITDA is a supplemental measure of our performance that is not required by or presented in accordance with GAAP. We define Adjusted EBITDA as net income (loss) before depreciation and amortization, interest expense, net, provision for income tax, and share-based compensation. The most directly comparable GAAP measure is net income (loss). Adjusted EBITDA is not recognized terms under GAAP and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash provided by operating activities as a measure of liquidity, or any other performance measure derived in accordance with GAAP. In addition, in evaluating Adjusted EBITDA, you should be aware that in the future, we may incur expenses similar to the adjustments in the presentation of Adjusted EBITDA. The presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Because not all companies use identical calculations, the presentations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies and can differ significantly from company to company.

We present this non-GAAP measure because we believe it assists investors and analysts in comparing our operating performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance. Management believes Adjusted EBITDA is useful to investors in

Exhibit 99.1

highlighting trends in our operating performance, while other measures can differ significantly depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which we operate, and capital investments. Management uses Adjusted EBITDA to supplement GAAP measures of performance in the evaluation of the effectiveness of our business strategies, to make budgeting decisions, to establish discretionary annual incentive compensation, and to compare our performance against that of other peer companies using similar measures. Management supplements GAAP results with non-GAAP financial measures to provide a more complete understanding of the factors and trends affecting the business than GAAP results alone provide.

There are a number of limitations related to the use of Adjusted EBITDA rather than net income (loss), which is the most directly comparable financial measure calculated and presented in accordance with GAAP. Some of these limitations are:

●	Adjusted EBITDA excludes stock-based compensation expense as it has recently been, and will continue to be for the foreseeable future, a significant recurring non-cash expense for our business;

●	Adjusted EBITDA excludes depreciation and amortization expense and, although this is a non-cash expense, the assets being depreciated and amortized may have to be replaced in the future;

●	Adjusted EBITDA does not reflect the cash requirements necessary to service interest on our debt which affects the cash available to us;

●	Adjusted EBITDA does not reflect the monies earned from our investments since it does not reflect our core operations;

●	Adjusted EBITDA does not reflect change in fair value of financial instruments since it does not reflect our core operations and is a non-cash expense;

●	Adjusted EBITDA does not reflect income tax expense that affects cash available to us; and

●

the expenses and other items that we exclude in our calculations of Adjusted EBITDA may differ from the expenses and other items, if any, that other companies may exclude from Adjusted EBITDA when they report their operating results.

In addition, other companies may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison.

Forward-Looking Statements

This press release contains forward-looking statements. Statements other than statements of historical facts contained in this press release may be forward-looking statements. Statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, including, among others, statements regarding the offering, expected growth, and future capital expenditures, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “target,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes. Forward-looking statements contained in this press release include, but are not limited to statements about: (a) our ability to compete successfully in the highly competitive industry in which we operate; (b) our ability to maintain and enhance our brand; (c) our ability to successfully implement our growth strategies related to launching new products and enter new markets; (d) the effectiveness and efficiency of our marketing programs; (e) our ability to manage current operations and to manage future growth effectively; (f) our future operating performance; (g) our ability to attract new customers or retain existing

Exhibit 99.1

customers; (h) our ability to protect and maintain our intellectual property; (i) the government regulations to which we are subject; (j) our ability to maintain adequate liquidity to meet our financial obligations; (k) failure to obtain sufficient sales and distributions for our freeze dried product offerings; (l) the potential for supply chain disruption and delay; (m) the potential for transportation, labor, and raw material cost increases; and (n) such other risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission, including the risk factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2024 and our most recent Quarterly Report on Form 10-Q. All information provided in this release is as of the date hereof and we undertakes no duty to update this information except as required by law.

Sow Good Investor Inquiries:

Cody Slach

Gateway Group, Inc.

1-949-574-3860

SOWG@gateway-grp.com

Sow Good Media Inquiries:

Sow Good, Inc.

1-214-623-6055

pr@sowginc.com

Exhibit 99.1

SOW GOOD INC.

CONDENSED BALANCE SHEETS

	March 31,	December 31,
	2025	2024
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$1,615,108	$3,723,440
Accounts receivable, net	1,332,776	460,147
Inventory, net	21,142,831	20,313,315
Prepaid inventory	83,515	55,796
Prepaid expenses	451,468	523,442
Total current assets	24,625,698	25,076,140

Property and equipment, net	11,657,760	11,802,420

Security deposit	1,355,312	1,357,956
Right-of-use asset	15,084,415	16,459,215
Total assets	$52,723,185	$54,695,731

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$1,211,753	$1,368,006
Accrued interest	53,589	-
Accrued expenses	760,053	976,153
Current portion of operating lease liabilities	2,175,280	2,599,102
Current maturities of notes payable, related parties, net of $187,883 and $304,500 of debt discounts at March 31, 2025 and December 31, 2024, respectively	2,312,117	2,195,500
Current maturities of notes payable, net of $1,100 and $13,470 of debt discounts as of March 31, 2025 and December 31, 2024, respectively	238,150	225,780
Total current liabilities	6,750,942	7,364,541

Operating lease liabilities	15,033,133	15,193,129
Notes payable	150,000	150,000

Total liabilities	21,934,075	22,707,670

Commitments and contingencies

Stockholders' equity:
Preferred stock, $0.001 par value, 20,000,000 shares authorized, no shares issued and outstanding	-	-
Common stock, $0.001 par value, 500,000,000 shares authorized, 11,383,060 and 11,300,624 shares issued and outstanding as of March 31, 2025 and December 31, 2024	11,382	11,300
Additional paid-in capital	95,790,993	94,418,972
Accumulated deficit	(65,013,265)	(62,442,211)
Total stockholders' equity	30,789,110	31,988,061

Total liabilities and stockholders' equity	$52,723,185	$54,695,731

Exhibit 99.1

SOW GOOD INC.

CONDENSED STATEMENTS OF OPERATIONS

(Unaudited)

	For the Three Months Ended
	March 31,
	2025	2024
Revenues	$2,476,922	$11,406,320
Cost of goods sold	1,374,199	6,776,882
Gross profit	1,102,723	4,629,438

Operating expenses:
General and administrative expenses:
Salaries and benefits	1,942,556	2,350,557
Professional services	192,323	467,826
Other general and administrative expenses	1,374,448	872,260
Total general and administrative expenses	3,509,327	3,690,643
Depreciation and amortization	8,584	9,538
Total operating expenses	3,517,911	3,700,181

Net operating loss	(2,415,188)	929,257

Other income (expense):
Interest income	26,710	-
Interest expense	(182,576)	(418,669)
Total other expense	(155,866)	(418,669)

Income (loss) before income tax	(2,571,054)	510,588
Income tax (benefit) provision	-	-
Net income (loss)	$(2,571,054)	$510,588

Weighted average common shares outstanding - basic	11,349,170	6,071,769
Net income (loss) per common share - basic	$(0.23)	$0.08

Weighted average common shares outstanding - diluted	11,349,170	7,972,645
Net income (loss) per common share - diluted	$(0.23)	$0.06

Exhibit 99.1

SOW GOOD INC.

STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

(Unaudited)

	For the Three Months Ended March 31, 2025
			Additional		Total
	Common Stock		Paid-in	Accumulated	Stockholders'
	Shares	Amount	Capital	Deficit	Equity
Balance, December 31, 2024	11,300,624	$11,300	$94,418,972	$(62,442,211)	$31,988,061
Common stock issued to directors for services	82,436	82	229,918	-	230,000
Common stock options granted to directors and advisors for services	-	-	6,330	-	6,330
Common stock options granted to officers and employees for services	-	-	1,135,773	-	1,135,773
Net income for the three months ended March 31, 2025	-	-	-	(2,571,054)	(2,571,054)
Balance, March 31, 2025	11,383,060	$11,382	$95,790,993	$(65,013,265)	$30,789,110

	For the Three Months Ended March 31, 2024
			Additional		Total
	Common Stock		Paid-in	Accumulated	Stockholders'
	Shares	Amount	Capital	Deficit	Equity
Balance, December 31, 2023	6,029,371	$6,029	$66,014,415	$(58,739,995)	$7,280,449
Common stock issued in private placement offering	515,597	516	3,737,484	–	3,738,000
Common stock issued to directors for services	30,594	31	286,140	–	286,171
Common stock options granted to directors and advisors for services	–	–	28,646	–	28,646
Common stock options granted to officers and employees for services	–	–	1,056,949	–	1,056,949
Net income for the three months ended March 31, 2024	–	–	–	510,588	510,588
Balance, March 31, 2024	6,575,562	$6,576	$71,123,634	$(58,229,407)	$12,900,803

Exhibit 99.1

SOW GOOD INC.

CONDENSED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Three Months Ended
	March 31,
	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$(2,571,054)	$510,588
Adjustments to reconcile net loss to net cash used in operating activities:
Bad debts expense	(15,878)	8,370
Depreciation and amortization	252,450	166,995
Non-cash amortization of right-of-use asset and liability	790,982	16,378
Common stock issued to directors for services	230,000	286,171
Amortization of stock options	1,142,103	1,085,595
Amortization of stock warrants issued as a debt discount	128,987	270,232
Decrease (increase) in current assets:
Accounts receivable	(856,751)	(365,036)
Prepaid expenses	71,974	51,009
Inventory	(857,235)	(1,256,833)
Security deposits	2,644	(11,338)
Other assets	-	(35,000)
Increase (decrease) in current liabilities:
Accounts payable	(156,253)	40,476
Accrued interest	53,589	146,244
Accrued expenses	(216,100)	383,800
Net cash (used in) provided by operating activities	(2,000,542)	1,297,651

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	-	(142,467)
Cash paid for construction in progress	(107,790)	(487,865)
Net cash used in investing activities	(107,790)	(630,332)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from common stock offerings, net	-	3,737,999
Net cash provided by financing activities	-	3,737,999

NET CHANGE IN CASH AND CASH EQUIVALENTS	(2,108,332)	4,405,318
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	3,723,440	2,410,037
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,615,108	$6,815,355

SUPPLEMENTAL INFORMATION:
Interest paid	$-	$2,193
Interest received	$26,710	$-

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Reclassification of construction in progress to property and equipment	$505,355	$767,703

Exhibit 99.1

SOW GOOD INC.

RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA

	Three Months Ended
	March 31,
	2025	2024

Net income (loss)	$(2,571,054)	$510,588
Depreciation and amortization	252,449	166,995
Interest expense, net	155,866	418,669
EBITDA	(2,162,739)	1,096,252
Share-based payments	1,372,021	1,371,735
Adjusted EBITDA	$(790,718)	$2,467,987